                                                                    EXHIBIT 10.7

                       Dated the 3rd  day of   May  2000
                       ---------------------------------



                                MONANCE LIMITED
                                 (as Landlord)


                                      AND


                            IASIAWORKS (HK) LIMITED
                                  (as Tenant)



            -------------------------------------------------------




                               TENANCY AGREEMENT

                                      of

                     27th Floor of Hongkong Telecom Tower,
                    979 King's Road, Quarry Bay, Hong Kong



            -------------------------------------------------------

                            INDEX
                            -----

                                                                        Page No.
                                                                        --------
SECTION I : AGREEMENT

                       Agreement                                              1
                       Parties                                                1
                       Recitals                                               1
1.01                   Premises                                               2
                       Term                                                   3
                       Rent                                                   4

SECTION II : PAYMENT OF RENT AND OTHER CHARGES

2.01                   Rent                                                   4
                       Air-conditioning Charges                               4
                       Management Charges                                     5
2.02                   Rates etc.                                             6
2.03                   Utility Charges and Deposits                           7
2.04                   Cleaning Charges                                       7
2.05                   No further charges                                     7

SECTION III : TENANTS OBLIGATIONS

3.01                   No breach of Ordinances                                8
3.02                   To permit access                                       8
3.03                   Fitting out                                            9
3.04                   To keep the Interior in good repair                   l5
3.05                   Installation of wires cables and services             15
3.06                   Repair of Electrical Installations                    18
3.07                   Good Repair of Toilets and Water Apparatus            18
3.08                   Cleaning of Drains                                    18
3.09                   Repair of Windows and Glass                           19
3.10                   Indemnification of Landlord and Insurance             19
3.11                   Protection from Typhoon                               20
3.12                   To permit Landlord to enter and view                  20
3.13                   To execute repair on receipt of notice                21
3.14                   Outside Windows                                       21
3.15                   Inform Landlord of Damage                             21
3.16                   Cleaning and Cleaning Contractors                     21
3.17                   Refuse and Garbage Removal                            22
3.18                   Installation of Telephone Cables                      22
3.19                   Directory Boards                                      22
3.20                   Contractors/Employees/Invitees and Licensees          23
3.21                   Damage to Building                                    23
3.22                   Building Rules and Regulations                        23
3.23                   User                                                  24
3.24                   Yielding up Premises and Handover                     24
3.25                   Inform Landlord of change of business name            26

SECTION IV : LANDLORD OBLIGATIONS AND RIGHTS

4.01                   Quiet Enjoyment                                       26
4.02                   Government Rent                                       26

4.03                   Roof and Main Structure                               27
4.04                   Maintenance of Common Areas                           27
4.05                   Maintenance of Services                               28
4.06                   Air-conditioning                                      28
4.07                   Observance of Head Lease                              29
4.08                   Rights Reserved to the Landlord                       29

SECTION V : RESTRICTIONS AND PROHIBITIONS

5.01                   Installation and Alterations                          32
5.02                   Injury to Walls or Floors                             34
5.03                   No Alterations to Exterior                            34
5.04                   Obstructions to Outside Windows                       34
5.05                   Not erect gates or grilles                            34
5.06                   Noise                                                 35
5.07                   Signs                                                 35
5.08                   Auctions Sales                                        36
5.09                   Illegal or Immoral Use                                36
5.10                   Sleeping or Domestic use                              36
5.11                   Storage Of Merchandise and Hazardous Goods            37
5.12                   User                                                  37
5.13                   Obstructions in Passages                              38
5.14                   Parking & Loading                                     38
5.15                   Deliveries and use of Passenger Lifts                 38
5.16                   Preparation of food and Prevention of Odours          39
5.17                   Not to misuse lavatories                              39
5.18                   Animals, Pets and Infestation                         40
5.19                   No Touting                                            40
5.20                   Breach of Government Lease or Conditions or Deed of   40
                       Mutual Covenant
5.21                   Breach or Insurance Policy                            41
5.22                   A1ienation                                            41
5.23                   Advertising of Premises                               43
5.24                   Not to commit breach of Head Lease                    44

SECTION VI : EXCLUSIONS

6.01                   (a) Lifts/Air-conditioning/Utilities                  44
                       (b) Fire and Overflow of Water                        45
                       (c) Security                                          45

SECTION VII : ABATEMENT OF RENT

7.01                   Suspension of Rent in case of Fire, etc               46

SECTION VIII : DEFAULT

8.01                   Default                                               48
8.02                   Interest                                              50
8.03                   Acceptance of Rent                                    50
8.04                   Acts of Employees Invitees and Licensees              51

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
8.05                   Distraint                                             51

SECTION IX : DEPOSIT

9.O1                   Deposit                                               51
9.02                   Increase in Deposit                                   52
9.03                   Repayment of Deposit                                  53

SECTION X : REGULATIONS

10.01                  Introduction of Regulations                           53
10.02                  Conflict                                              54

SECTION XI : INTERPRETATION AND MISCELLANEOUS

11.01                  Marginal Notes, Headings and Index                    54
11.02                  Definitions                                           54
11.03                  Gender                                                56
11.04                  Lettable Floor Area                                   56
11.05                  Name of Building                                      56
11.06                  Alterations to the Building                           57
11.07                  Condonation not a waiver                              57
11.08                  Letting Notices and Entry                             58
11.09                  Service of Notice                                     58
11.10                  Stamp Duty and Costs                                  58
11.11                  Deed of Mutual Covenant                               59
11.12                  No Key Money                                          59
11.13                  Entire Agreement                                      60
11.14                  Landlord's warranty                                   60

SECTION XII : SPECIAL CONDITIONS

12.                    Special Conditions                                    60

FIRST SCHEDULE

Part I                 Parties                                               62
Part II                The Building and the Premises                         62
Part III               Management of Charges                                 63
Part IV                Rent free period                                      63

SECOND SCHEDULE

Part I                 Particulars of Rent                                   65
Part II                Particulars of Air-conditioning Charges               65
Part III               Management Charges                                    65
Part IV                Deposit                                               65

THIRD SCHEDULE

Part I User                                                                  66
FOURTH SCHEDULE

                       Special Conditions                                    67

Signature                                                                    72

Plan(s) annexed

                                   SECTION 1
                                   ---------
                                   AGREEMENT

                   1.   This Agreement made this 3rd day of May, Two Thousand BETWEEN

Parties            (i)  MONANCE LIMITED whose registered office is situate at 39/F, Hong Kong
                        Telecom Tower, Taikoo Place, 979 King's Road, Quarry Bay, Hong Kong ("the
                        Landlord" which expression shall include its successors in title and assigns) of the one part and

                   (ii) The party particulars of whom are set out in Part I of the First Schedule hereto, ("the Tenant") of the other part.

Recitals           WHEREAS :-

                   (1)  Under and by virtue of an Agreement for Lease dated 21st May 1992 and registered in the Land Registry by Memorial No. 5342490 and the Lease to be
                   issued pursuant thereto (collectively "the Head Lease"), Parker Valley Estates
                   Limited ("the Head Landlord") as Owner agreed to let and the Landlord as lessee agreed to take the Building more particularly described in Part II of the First
                   Schedule ("the Building") for the term of 999 years from and

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                                      -1-
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
                   including the 2nd February 1882, less the last 3 days thereof.

                   (2)  The Landlord has agreed to grant to the Tenant a tenancy of the Premises
                   ("the Premises") more particularly described in Part II of the First Schedule and forming part of the Building for the term and subject to the conditions hereinafter appearing, for which the Head Landlord's approval has been given.

                   (3)  This Agreement is a Permitted Short Term Underlease within the meaning of the Head Lease.

                   NOW IT IS HEREBY AGREED as follows:-

Premises           1.01  The Landlord hereby agrees to let to the Tenant and the Tenant hereby agrees to take a tenancy of ALL THOSE the Premises forming part of all that the
                   Building TOGETHER WITH the use in common with the Landlord the Head Landlord and all others having the like right of (i) the landlord's driveways, entrances, staircases, landings and passages in the Building in so far as the same are necessary for the proper use and enjoyment of the Premises; (ii) the lift service and air-conditioning service in the Building and (iii) the free and uninterrupted passage
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
                   and running of water soil gas electricity and other services through the sewers drains pipes cables wires and other service media in or upon the Building or the raised floors therein and serving the Premises and subject to the terms of the Head
                   Lease FOR THE TERM specified in Part III of the First Schedule hereto ("the Term")
                   YIELDING AND PAYING therefor throughout the Term the rent set out in Part I
Rent               of the Second Schedule (subject to a rent-free period as provided for and subject to the terms as set out in Part IV of the First Schedule) and by way of the
                   air-conditioning charges and management charges as set out Parts I, II and III of the Second Schedule which rent shall be paid exclusive of rates in advance free and clear of all deductions on the first day of each calendar month throughout the Term the first and last of such payments to be apportioned according to the number of days in the calendar month in which the Term commences or ends.

                                   SECTION II
                                   ----------
                       PAYMENT OF RENT AND OTHER CHARGES

                   2.  The Tenant hereby agrees with the Landlord as
                          follows:-
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                                      -3-
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
Rent               2.01  To pay on the days and in the manner hereinbefore provided without deduction or set off in Hong Kong Currency the rent and the following:

Air-conditioning   (a)   the Air-Conditioning Charges from time to time payable by the Tenant as set
Charges                  out in Part II of the Second Schedule;

                   (b)   in addition to the Air-Conditioning Charges referred to in Part II of the
                         Schedule, if at any time during the Term the cost of providing the air-conditioning service including (without limitation) the amount payable in respect thereof by the Landlord to the Manager under the Head Lease, the cost of maintenance, staff, replacement parts, depreciation, electricity and all other costs related to such service shall have increased, the Landlord shall be entitled to increase the Air-Conditioning Charges payable by the Tenant by a reasonable amount proportionate to the lettable area of the Premises and proportionate to the increase in the cost to cover the increase in the cost of providing the service in the first instance since the date hereof and on each occasion thereafter since the last increase and not less than one
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
                        month's notice in writing of each increase shall be served setting out the reasons for the increase.

                   (c)  any Air-Conditioning Charges payable by the Tenant for additional air-conditioning services provided by the Landlord from time to time as provided in Clause 4.06(b) of Section IV, and

Management         (d)  Management Charges for management services provided by the Manager and/or
Charges                 the Landlord and the monthly recurring amounts (except those of a capital or non-recurring nature) expended by the Landlord in relation to the management and maintenance of all non-structural portions of the Development which are not let or intended to be let to or occupied by individual tenants ("the Common Areas")
                        from time to time payable by the Tenant as set out in Part III of the Second
                        Schedule.

                   (e)  in addition to the Management Charges referred to in Part III of the Second
                        Schedule, if at any time or times during the Term the cost to the Landlord of providing
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                                      -5-
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
                         the management service to the Common Areas, including (without limitation) the amount payable in respect thereof by the Landlord to the Manager under the Head
                         Lease, the cost of maintenance of plant and machinery, staff, replacement of parts, depreciation, cost of electricity or other services and all other costs related to such service shall have increased, the Landlord shall have the right to increase the amount of the Management Charges payable by the Tenant by a reasonable amount proportionate to the lettable area of the Premises to cover the increase in the cost to the Landlord of providing the management service since in the first instance the date hereof and thereafter since the date of the last increase and not less than one month's prior notice in writing notifying the Tenant of an increase in the Management Charge and setting out the reason for the increase shall be served.

Rates etc.         2.02  To pay and discharge all rates, taxes, charges and outgoings of an annual, non-capital or recurring nature now or hereafter to be imposed or levied on the occupier of the Premises by the Government of Hong Kong
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
                   (Government Rent and Property Tax and payments of a capital or non-recurring nature alone excepted). Without prejudice to the generality of this sub-clause the Tenant shall pay all rates imposed on the Premises in the first place to the
                   Landlord who shall settle the same with the Hong Kong Government.

Utility Charges    2.03  To pay and discharge all deposits and charges in respect of water,
and Deposits       electricity and telephone as may be shown by or operated from the Tenant's own metered supplies or by accounts rendered to the Tenant by the appropriate utility companies in respect of all such utilities consumed on or in the
                   Premises.

Cleaning Charges   2.04  To pay the cost of the daily cleaning of the Premises including the passenger and the service lift lobbies on the floor(s) of the Building on which the Premises are situated and of the removal litter therefrom.

No further         2.05  Other than the charges herein expressly mentioned to be payable by the
charges            Tenant, no further charges shall be payable by the Tenant to the Landlord in respect of the Premises or any part thereof.


                                  SECTION III
                                  -----------

                              TENANT'S OBLIGATIONS

                   3.  The Tenant hereby agrees with the Landlord:-

No breach of       3.01  Not to commit any breach and to indemnify the Landlord against the breach
Ordinances         of all ordinances, regulations, bye-laws, rules and requirements of any
                   Governmental or other competent authority relating to the use and occupation of the Premises by the Tenant or any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee agent licensee or permitted sub-tenant of the Tenant and without prejudice to the foregoing to obtain and maintain in force and to observe and comply with the terms of any approval licence or permit required by any Governmental or other competent authority in connection with the Tenant's use and occupation of the
                   Premises prior to the commencement of the Tenant's business and to indemnify the
                   Landlord against the consequences of any breach of this provision provided that the Landlord shall provide the Tenant with a copy of the occupation permit in respect of the Premises;

To permit access   3.02  To permit the Landlord and all persons

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
                   authorised by it upon prior appointment (except in the case of emergency) to enter upon the Premises for any purpose which in the reasonable opinion of the
                   Landlord is necessary to enable it to comply with the covenants on the part of the lessee and the conditions contained in the Head Lease.

Fitting out        3.03  To fit out the interior of the Premises in accordance with such plans and specifications as shall have been first submitted to and approved by the
                   Landlord in writing (such approval not to be unreasonably withheld) in a good and proper workmanlike manner, such fitting out to include but not be limited to the following:-

                   (a)  Connection and reticulation of all electrical wiring including wiring to light fittings together with control switching etc. within the Premises (whether underneath the raised flooring above the false ceilings or otherwise);

                   (b)  All floor finishes and partitioning within the Premises provided that any partitioning installed by the Tenant within the Premises shall be dry partitioning only;

                   (c)  Any alteration to the sprinkler system

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
                        necessitated by the Tenant's layout of the Premises the same to be in all respects in accordance with all permits and consents and in compliance with the requirements of the Fire Services Department;

                   (d) Any alteration to the air-conditioning ducting that may be required by the Tenant's internal layout of the Premises;

                   (e)  Internal decoration, furnishings and specialised
                        Tenant's equipment;

                   (f) Any alteration to the raised flooring including the alignment, re-alignment or removal of the raised flooring system, the creation, of openings in the raised floor panels and the cutting or sub-division of the raised floor panels;

                        Provided:

                        (A) The Tenant shall at its own cost prepare and submit to the Landlord suitable drawings, plans and specifications of the works to be carried out by the Tenant together with

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
                        schematic sketches showing intent as to the Tenant's design and layout proposals (hereinafter collectively called "the Tenant's Plans") to enable the Premises to be fitted out and completed for the purposes specified in this Agreement. The Tenant's Plans shall, without limitation :-

                   (a) include detailed drawings, plans and specifications for all interior layout, decorations, fittings, installations, partitionings and floor coverings;

                   (b) include detailed drawings, plans and specifications of all electrical installations which shall be connected to the electrical system installed by the Landlord;

                   (c) include details of any proposed amendments, additions or alterations to any electrical mechanical or other building services;

                   (d) not be in breach of all relevant Ordinances, regulations and bye-laws

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
                            from time to time issued by the Government of Hong
                            Kong;

                   (B) The Landlord shall inform the Tenant within 7 days from the submission or re-submission of the Tenant's Plans to the Landlord as to whether the Tenant's Plans are approved or disapproved or whether any modifications thereto are required;

                   (C) The Tenant acknowledges and agrees that no delay howsoever occasioned in submitting or re-submitting the Tenant's Plans including any delay on the part of the Landlord in the approval of the same shall entitle him to any extension of the rent free period as specified in Part IV of the First Schedule, and subject to Clause 1.2 of the Fourth Schedule hereto all interior fitting out and decoration works
                        (including any alterations required to the Building's services) shall be at the Tenant's own cost and expense;

                   (D) Under no circumstances shall the Tenant be entitled to commence any fitting out work to the Premises before the Tenant's Plans shall have been approved by the Landlord unless

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
                        otherwise agreed in writing by the Landlord;

                   (E) Any and all work involving any alteration to or modification of or in any way associated with the electrical system, the sprinkler system, the security system, the plumbing and drainage system and piping and the fixed air-conditioning ducting, chilled water pipes and air-conditioning controls shall be carried out only by contractors in respect of whom the prior approval in writing of the Landlord shall have been obtained (such approval not to be unreasonably withheld or delayed) IT BEING AGREED that in no circumstances shall any such work be commenced or be permitted to be commenced by any contractor who shall not first have been approved in writing by the Landlord. All works to be carried out by the Tenant its contractors or sub-contractors shall be carried out in accordance with any FITOUT RULES as may be issued by the Landlord or the Manager from time to time provided that the Landlord shall provide a copy of the Fitout Rules to the Tenant at the Landlord's expense and provided that the same shall be reasonable and the Tenant shall pay and reimburse to the Landlord on demand any
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
                        reasonable fees and/or costs incurred by the Landlord in consulting outside architect and/or outside specialist consultants in respect of the Tenant's fitting out plans provided that the outside architect and/or specialist consultants and the fees proposed to be charged by them shall be subject to the prior approval of the Tenant, such approval not to be unreasonably withheld or delayed;

                   (F) That the Tenant will not cause or permit to be made any subsequent variation to the approved fitting out plans and specifications or to the approved interior design or layout of the Premises without the previous approval in writing of the Landlord (such approval not to be unreasonably withheld or delayed) and in the event of such approval being requested it shall be a condition precedent to the granting thereof that the Tenant shall pay to the Landlord any reasonable fees and/or costs incurred by the Landlord in consulting outside architect and/or outside specialist consultants in respect of such variations provided that the outside architect and/or specialist consultants and the fees proposed to be charged by them shall be subject to the


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
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                         prior approval of the Tenant, such approval not to be unreasonably withheld;

To Keep the        3.04  To keep and maintain at the expense of the Tenant all the non-structural
interior in good         interior parts of the Premises including the flooring raised flooring and cables
repair                   and wires installed thereunder the interior plaster or other finishing material or rendering to walls floors and ceilings and the Landlord's fixtures and fittings therein including (without limitation) all doors, windows, electrical installations and wiring, light fittings, suspended ceilings, fire fighting apparatus and air-conditioning ducting and all non-concealed waste, drain, water and other pipes and sanitary apparatus and fittings therein and all painting, papering and decoration thereof in good clean tenantable substantial and proper repair and condition and as may be appropriate from time to time properly painted and decorated (fair wear and tear and structural and inherent defects and damages caused by matters mentioned in Clause 7.01 hereof excepted);

Installation of    3.05  (a)  To install all wires pipes and cables and other services serving the
wires cables and              Premises

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
services                in and through the ducts trunkings and conduits in the Building provided by the
                        Landlord for such purposes and at all times in accordance with the Landlord's directions and not to install any such wires pipes cables or other services without first providing the Landlord with full particulars and a fully detailed plan and diagram of such intended installation and obtaining the Landlord's consent in regard thereto (which consent shall not be unreasonably withheld or delayed);

                   (b)  To provide to the Landlord a full diagram of all electrical wiring to be installed by the Tenant within or serving or connected to the Premises and/or within the ducts, trunkings or conduits provided by the Landlord within the
                        Building for the installation of electrical and/or fibre-optical or other wires or cables or means of passing receiving or transmitting information and all telephone and other service wires conduits and cables installed by or at
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
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                   the order of the Tenant and to clearly label and in
                   accordance with any directions given by the Landlord
                   colour-code all such wires conduits and cables to
                   identify the same as being the Tenant's and if
                   required by the Landlord at the expiration or sooner
                   determination of the Term at the Tenant's expense to
                   remove the same from all ducts conduits or trunkings
                   within the Building taking care not to disturb damage
                   or interfere with any wires cables or other means of
                   communication belonging to the Landlord or to other
                   occupiers of any part or parts of the Building or of
                   any other part of the Development that may have been
                   installed within any such ducts conduits or trunkings
                   and making good any damage caused by the Tenant
                   in so doing and the Tenant will indemnify and hold
                   the Landlord harmless against any claim action or
                   demand that may be brought by any person suffering
                   any loss or damage or interference with business or
                   inconvenience caused by or arising from the Tenant's
                   action in

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
                             complying with its obligations hereunder;

Repair of          3.06  To repair or replace if so required by the appropriate utility company,
Electrical         authority or statutory undertaker as the case may be under the terms of the
Installations      Electricity Supply Ordinance or any statutory modification or re-enactment thereof or any Orders in Council or Regulations made thereunder all the electrical wiring installations and fittings within the Premises installed by the Tenant and the wiring from the Tenant's Meter or Meters to the Premises;


Good Repair of     3.07  To maintain all toilets and sanitary and water apparatus located within
Toilets and        the Premises (or elsewhere if used exclusively by the Tenant its employees
Water              invitees and licensees) in good clean and tenantable state and in proper repair
Apparatus          and condition (excepted as in Clause 3.04 hereof is excepted) at all times during the Term in accordance with the Regulations of the Public Health or other
                   Government Authority concerned;



Cleaning of        3.08  To pay on demand to the Landlord the cost incurred by the Landlord in
Drains             cleansing and clearing any of the drains within or exclusively serving the
                   Premises that become choked or stopped up owing to the improper or careless use of any toilet or water or sanitary or drainage equipment by the Tenant or

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                                      -18-
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
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                   its employees invitees contractors or licensees;

Repair of          3.09  To reimburse to the Landlord the reasonable cost of repairing or replacing
Windows            all broken or damaged windows or glass or glass curtain wall of or corresponding
and Glass          to the Premises if the same be broken or damaged by the negligence of the
                   Tenant, and to pay or reimburse to the Landlord the cost of repairing and replacing all broken or damaged part or parts of the glass curtain wall of any other part or parts of the Building or of the Development whether or not used exclusively by the Tenant if the damage is caused by the act, default, neglect or omission of the Tenant or any of its servants, agents, employees, contractors or licensees;


Indemnification    3.10  Save where arising as a result of the act, neglect or default of the
of Landlord and    Landlord, its servants or agents, to be responsible for any loss damage or
Insurance          injury caused to any person whomsoever or to any property whatsoever directly through the defective or damaged condition (structural and inherent defects and damages caused by matters mentioned in clause 7.01 hereof excepted) or operation of any part of the interior of the Premises or any machinery or plant or any fixtures or fittings or wiring or piping therein for the repair of which the
                   Tenant is responsible hereunder or in any way or by or owing to the spread



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
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                   of fire smoke or fumes or the leakage or overflow of water of whatsoever origin from the Premises or any part thereof or through the act default or neglect of the Tenant its servants agents contractors licensees partners or customers and to make good the same by payment or otherwise and to indemnify the Landlord against all costs claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect of any loss damage or injury as aforesaid and all costs and expenses incidental thereto;

Protection from    3.11  To take all reasonable precautions to protect the interior of the Premises
typhoon            from storm or typhoon damage;

To permit          3.12  To permit the Landlord its agents and all persons authorized by it with or
Landlord to        without workmen or others and with or without appliances at all reasonable times
enter and view     and upon prior appointment (save in the case of an emergency) to enter upon the
                   Premises to view the condition thereof and to take inventories of the Landlord's fixtures and fittings therein and to carry out any work or repair required to be done provided that in the event of an emergency the Landlord its servants or agents may enter without notice and forcibly if need be and the Landlord shall exercise its rights in this respect in a manner that



                   is reasonable in all the circumstances;

To execute         3.13  To proceed to make good all defects and wants of repairs to the Premises
repair             for which the Tenant may be liable hereunder within the space of one month from
on receipt of      the receipt of written notice from the Landlord to repair and make good the
notice             same, and if the Tenant shall fail to proceed to execute such works or repairs as aforementioned to permit the Landlord to enter upon the Premises and execute the same and the reasonable cost thereof shall be a debt due from the Tenant to the Landlord and be recoverable forthwith by action;

Outside windows    3.14  To keep all windows of the Premises closed at all times;

Inform Landlord    3.15  To give notice to the Landlord or its agent of any damage that the
of Damage          Premises may suffer and of any defect in the water and gas pipes electrical wiring or fittings, fittings fixtures or other utility supply equipment provided by the Landlord as soon as reasonably practicable upon the Tenant becoming aware of any such damage and defect;

Cleaning and       3.16  To keep the Premises at all times in a clean and sanitary state and
Cleaning           condition, and for the better observance hereof to employ as cleaners of the
Contractors        Premises (at the expense of the Tenant) a firm of



                   specialist cleaners to be nominated by the Landlord;

Refuse and         3.17  To be responsible for the removal of refuse and garbage from the Premises
Garbage Removal    to such location within or adjacent to the Building as shall be specified by the
                   Landlord or the Manager from time to time and to use only such type of refuse container as is specified by the Landlord from time to time. In the event of the
                   Landlord or the Manager providing collection service for refuse and garbage the same shall be used by the Tenant to the exclusion of any other similar service and the Tenant shall bear an appropriate proportion of the reasonable cost of such service;

Installation of    3.18  Subject to sub-clause 3.03(E) of this Clause the Tenant shall make its own
Telephone Cables   arrangements with regard to the installation of telephones or other communication systems in the Premises, but the installation of telephone and communication lines outside the Premises must be in the common ducting provided in the Building for that purpose and in all respects in accordance with the
                   Landlord's directions;

Directory Boards   3.19  To pay the Landlord immediately upon demand the reasonable cost of affixing repairing or replacing as necessary the Tenant's name and/or such name as specified by the Tenant in lettering to the

                    directory board at the entrances to the Building and to the directory board on the floor on which the Premises are situated;

Contractors        3.20  To be liable for any act default negligence or omission of the Tenant's
Employees          contractors employees invitees licensees as if it were the act default
Invitees and       negligence or omission of the Tenant and to indemnify the Landlord against all
Licensees          costs claims demands expenses or liability to any third party in connection therewith;

Damage to          3.21  To pay to the Landlord immediately on demand the reasonable costs of
Building           repairing any part of the Building or the Development or any of the lifts or other services and facilities installed therein that may be damaged by reason of any act wilful default or neglect on the part of the Tenant its agents servants invitees or licensees;

Building Rules     3.22  To obey and comply with the Building Rules and Carpark Rules made by the
and Regulations    Manager from time to time pursuant to the provisions of the Head Lease and also such Regulations as may from time to time be made or adopted by the Landlord in accordance with Section X hereof provided that the Landlord shall provide with the Tenant copies of such Rules and Regulations at the Landlord's expense;

User                                       3.23     To use the Premises for the purposes described in the Third Schedule and for no other purposes whatsoever;

Yield    Up                                3.24     To yield up the Premises with all fixtures fittings and additions therein
Premises  &                                and thereto (other than the Tenant's fixtures and fittings) at the expiration or
Handover                                   sooner determination of this Agreement in good clean and tenantable repair and condition (fair wear and tear and damage sustained as a result of structural or inherent defect excepted) in accordance with the stipulations hereinbefore contained (excepted as in Clause 3.04 hereof is excepted) together with all keys giving access to all parts of the Premises Provided That the Tenant shall at the
                                           Tenant's sole cost and expense remove or do away with all or any alterations fixtures fittings or additions made or installed by the Tenant or any part or portion thereof and to make good and repair in a proper and workmanlike manner any damage to the Premises and the Landlord's fixtures and fittings therein as a result thereof and reinstate the Premises or any part thereof to the original condition thereof as at the date when possession was first handed over to the
                                           Tenant before delivering up the Premises to the Landlord (fair wear and tear and damage sustained as a result of structural or inherent defect excepted)
                                           PROVIDED FURTHER THAT

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
                                           without limitation to the generality of the foregoing
                                           it is hereby expressly agreed that :-


                                           (a)    the Tenant shall remove all or any fixtures or fittings
                                                  purchased by the Tenant from the Landlord;

                                           (b)    if the Tenant removes any of the raised floor panels
                                                  with or without the approval of the Landlord the Tenant
                                                  shall at its own risk cost and expense store all panels
                                                  so removed and shall upon the expiration or sooner
                                                  determination of this Agreement at its cost and expense
                                                  reinstate the raised floor panels at the relevant part
                                                  of the Premises; and

                                           (c)    if the Tenant carries out any other work to the
                                                  raised flooring system with or without the approval
                                                  of the Landlord the Tenant shall upon the expiration
                                                  or sooner determination of this Agreement, at its own
                                                  cost and expense reinstate the raised flooring system
                                                  to the same condition as at the commencement of this
                                                  Agreement (excepted as in Clause 3.04 hereof is
                                                  excepted) (fair wear and tear and damage sustained as
                                                  a result of structural or inherent defect excepted)
                                                  and to the extent

                                           to which such reinstatement cannot be effected the Tenant shall at its own cost and expense replace the relevant part of the raised flooring system.


Inform Landlord                            3.25     to inform the Landlord forthwith in writing of any change of the Tenant's
of change of                               business name.
business name



                                  SECTION IV
                                  ----------
                       LANDLORD'S OBLIGATIONS AND RIGHTS

                                           4.       The Landlord agrees with the Tenant as follows:

Quiet Enjoyment                            4.01     To permit the Tenant (duly paying the rent, the Air-Conditioning Charges the Management Charges and rates and other payments hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements stipulations terms conditions and obligations herein contained) to have quiet possession and enjoyment of the Premises during the
                                           Term without any interruption by the Landlord or any person lawfully claiming under or through or in trust for the Landlord;


Government Rent                            4.02     To pay the Government Rent, Property Tax and

                                           all payments of a capital or non-recurring nature necessary for the proper discharge of the Landlord's obligations and duties hereunder attributable to or payable in respect of the Premises and to pay all taxes, assessments, duties, impositions and charges now or hereafter imposed or levied on the Landlord or owner of the Premises by the Government of Hong Kong;


Roof and Main                              4.03     To maintain and keep or cause the Manager to maintain and keep the main
Structure                                  structure roofs main electricity supply cables main drains water pipes main walls and exterior window frames of the building in a proper and substantial state of repair and condition Provided that the Landlord shall not be liable for breach of this Clause unless and until written notice of any defect or want of repair shall have been given to the Landlord by the Tenant and the Landlord shall have failed to take reasonable steps to repair or remedy the same within a reasonable period after the service on it of such notice;


Maintenance of                             4.04     To carry out or cause the Manager to carry out all necessary maintenance
Common Areas                               to the Common Areas and to keep or cause the Manager to keep the Common Areas and the passenger and service lift lobbies on the floors of the Building on which the Premises are situated in a clean and sanitary condition in all respects in a style and state of maintenance

                                           appropriate to a first class office building and to provide or cause the Manager to provide a proper and efficient building security service;


Maintenance of                             4.05     To use its reasonable endeavours to maintain or cause the Manager to
Services                                   maintain the escalators, lifts, fire services equipment, security installations and air-conditioning plant and water chilling apparatus and other services provided within the Building not within the Premises in proper working order and condition;


Air-conditioning                           4.06(a)  The Landlord shall subject to Sub-clause 4.08(c) of this Section and to Sub-
                                                    clause 6.01(a) of Section VI of this Agreement provide and maintain or cause the
                                                    Manager to provide and maintain for the Premises during Normal Business Hours as hereinafter defined an air-conditioning service at a charge to the Tenant as set out in Part II of the Second Schedule;

                                               (b)  Subject to Sub-clause 4.08(c) of this Section and to Sub-clause 6.01(a) of
                                                    Section VI of this Agreement the Landlord shall supply or cause the Manager to supply the Tenant with an air-conditioning service outside Normal Business Hours as specified hereunder upon

                                                    request being made by the Tenant to the Landlord. The cost for such additional hours of air-conditioning service, including the cost of running the necessary air-conditioning plant and equipment, is currently HK$180.00 per hour for each floor comprised in the Premises (subject to reasonable change as determined by the Landlord and notified to the Tenant from time to time) and the mutual agreement between the parties hereto and shall be paid on demand by the Tenant to the Landlord as additional rent;

Observance of                              4.07     To observe and perform all the covenants and conditions of the Head Lease
the Head Lease                             and on the lessee's part to be observed and performed, so far as they relate to the remaining parts of the Building other than the Premises, or so far as the Tenant is not liable for such performance under this Agreement.


Rights Reserved                            4.08     It is hereby agreed and expressly confirmed that the following rights are
to the Landlord                            excepted and reserved to the Head Landlord, the Landlord, the Manager and their
and the Manager                            respective successors and assigns and all persons having the like right throughout the Term:-


                                           (a)      the right of free and uninterrupted passage

                                                    and running of water, soil, gas, drainage,
                                                    electricity and all other services or supplies
                                                    through such  sewers, watercourses, conduits, pipes,
                                                    wires, cables and ducts as are now or may hereafter
                                                    be in, on or under the Premises and serving or
                                                    capable of serving the Building or any adjoining or
                                                    neighbouring property TOGETHER WITH the right to
                                                    enter upon the Premises upon prior appointment to
                                                    inspect repair replace or maintain any such sewers,
                                                    watercourses, conduits, pipes, wires, cables and
                                                    ducts Provided That the exercise of this right shall
                                                    be in a manner that is reasonable in all the
                                                    circumstances;


                                           (b)      the full and free right and liberty to enter upon
                                                    the Premises in the circumstances in which the
                                                    agreements by the Tenant contained in these presents
                                                    permit such entry and in particular but without
                                                    prejudice to the generality of the foregoing the
                                                    right to enter into and upon the Premises at all
                                                    times by prior appointment with the Tenant for the
                                                    purpose of obtaining access to and egress from any
                                                    machinery or switch rooms or the like remaining under
                                                    the control of the Head

                                                    Landlord, the Landlord or the Manager and located on
                                                    any of the floors of the Building on which any
                                                    portion of the Premises is situated;

                                           (c)      the right from time to time on giving prior
                                                    reasonable written notice to the Tenant (such notice
                                                    not to be required in case of emergency or breakdown)
                                                    and causing as little inconvenience to the Tenant as
                                                    reasonably possible to suspend the air-conditioning
                                                    system, lifts, escalators (if any), electric power,
                                                    water supply and any other building service provided
                                                    in or serving the Building for the purpose of
                                                    servicing, maintaining, repairing, renewing,
                                                    improving or replacing the same and any of them
                                                    Provided however that (except in case of unavoidable
                                                    breakdown or emergency which puts or requires all the
                                                    lifts servicing the Premises to be put out of action
                                                    simultaneously) at least one of the lifts serving the
                                                    Premises shall be maintained in operation at all times.

                                                     SECTION V
                                                     ---------
                                          RESTRICTIONS AND PROHIBITIONS

                                           5.       The Tenant agrees with the Landlord and undertakes:-

Installation and                           5.01     (a)   Not to make or permit or suffer to be made any alterations in or
Alterations                                               additions to the Premises or to the sprinkler system, electrical wiring installations, air-conditioning ducting lighting fixtures or other
                                                          Landlord's fixtures or to install any plant apparatus or machinery (other than normal office machinery) therein without first having obtained the written consent of the Landlord (such consent shall not be unreasonably withheld or delayed);

                                                    (b)   Not to place on any part of the Premises any object of any kind including any safe of a weight in excess of the maximum floor loading capacity of the Premises;

                                                    (c)   Not to install any air-conditioning plant or equipment of any kind on or within or at any part of the Premises without the prior consent of the
                                                          Landlord in writing (such consent

                                                          shall not be unreasonably withheld or delayed) AND
                                                          the Tenant shall comply with the reasonable
                                                          directions and instructions of the Landlord regarding
                                                          installation and shall at its own expense be
                                                          responsible for their periodic inspection maintenance
                                                          and repair and for the replacement of defective
                                                          wiring and the Tenant shall be strictly liable for
                                                          any damage caused by the installation operation
                                                          defect or removal of such units;


                                                    (d)   Not to make or permit or suffer to be made any
                                                          alterations in or additions to the mechanical or
                                                          electrical installations in the Building nor to
                                                          install or permit or suffer to be installed any
                                                          equipment, apparatus or machinery which exceeds the
                                                          loading of the electrical installations in the
                                                          Building nor to install or permit or suffer to be
                                                          installed any equipment, apparatus or machinery which
                                                          exceeds the loading of the electrical main or wiring
                                                          or which consumes electricity not metered through the
                                                          Tenant's

                                                          separate meter;
                                                    (e)   Not to make or permit or suffer to be made any alterations to any installation or fixture so as to affect or be likely to affect the supply of water, electricity or other utility or service to or in the Building;

Injury to Walls                            5.02     Not to cut maim or injure or permit or suffer to be cut maimed or injured
or Floors                                  any doors windows window frames walls beams slabs structural members raised floors or other part of the fabric of the Premises or lay or use any floor covering or do anything which may damage or penetrate the raised flooring or slab without the prior written consent of the Landlord (such consent shall not be unreasonably withheld or delayed where the structure of the Premises is not affected);


No Alterations                             5.03     Not to affix anything or paint or make any alteration whatsoever to the
to Exterior                                exterior of the Premises;


Obstructions to                            5.04     Not to block up, darken or obstruct or obscure any of the windows or
Outside Windows                            lights belonging to the Premises;


Not Erect Gates                            5.05     Not without the prior written consent of the

or Grilles                                 Landlord to erect or install doors, gates, grilles, shutters or other similar installation whatsoever whether temporary or permanent at the doorway or entrance to the Premises or at any of the fire exits therefrom or erect any such door or grille or shutter or gate that might in any way contravene the regulations from time to time in force of the Fire Services Department or other competent authority concerned, nor in any other respect to contravene the said regulations;

Noise                                      5.06     Not to cause or produce or suffer or permit to be produced on or in the
                                           Premises any sound or noise (including sound produced by broadcasting from
                                           Television, Radio and any apparatus or instrument capable of producing or reproducing music and sound) or any vibration or resonance or other form of disturbance or other acts or things in or on the Premises which is or are or may be or become nuisance or annoyance to the tenants or occupiers of adjacent or neighbouring premises within the Building or in any other part of Taikoo Place or elsewhere;

Signs                                      5.07     Not without the prior written approval of the Landlord to exhibit and display within or on the exterior on the Premises any writing sign signboard or other device whether illuminated or not which may

                                           be visible from outside the Premises nor without the Landlord's prior written consent to affix any writing sign signboard or other device in at or above any
                                           Common Area, lobby, landings or corridors of the Building provided that notwithstanding any provision to the contrary herein, the Tenant shall have the right to display (a) two signs within the interior of each floor of the Premises and (b) signs (one strip per floor of the Premises) showing the name(s) of the
                                           Tenant, sub-tenant(s), occupant(s) of the Premises as permitted by the Landlord under clause 2 of the Fourth Schedule hereof and the Tenant's Related Companies at the Directory Board at the main lobby of the Building;


Auction Sales                              5.08     Not to conduct or permit any auction fire bankruptcy close out or similar sale of things or properties of any kind to take place on the Premises;


Illegal or                                 5.09     Not to use or cause permit or suffer to be used any part of the Premises
Immoral Use                                for gambling or for any illegal immoral or improper purposes or in any way so as to cause nuisance annoyance inconvenience or damage or danger to the Landlord or the tenants or occupiers of adjacent or neighbouring premises;


Sleeping or                                5.10     Not to use or permit the Premises or any part thereof to be used as
Domestic Use                               sleeping quarters or as domestic premises within the meaning of any ordinance for the time being in force provided that notwithstanding any provision of the contrary, the Tenant shall have the right to post one watchman on each floor of the Premises to look after its contents overnight and to allow the Tenant's own staff to remain overnight for the purpose of the Tenant's business;


Storage of                                 5.11     Not to use the Premises for the manufacture of goods or merchandise or for
Merchandise and                            the storage of goods or merchandise other than in small quantities consistent
Hazardous Goods                            with the nature of the Tenant's trade or business by way of samples and exhibits nor to keep or store or cause or permit or suffer to be kept or stored thereat any arms or ammunition, gun-powder, salt-petre, petroleum, liquified petroleum gas, butane gas, kerosene or other explosive or dangerous hazardous or prohibited goods within the meaning of the Dangerous Goods Ordinance (Cap. 295)
                                           and the regulations made thereunder or any Statutory modification or re-enactment thereof from time to time in force;


User                                       5.12     Not to use the Premises for any purpose other than the purpose specified in the Third Schedule and in particular but without prejudice to the generality of the foregoing not to use the Premises for the purpose of a Buddhist hall or temple or for the

                                          performance of the ceremony known as Ta Chai or for any similar ceremony or for any other religious purpose or the performance of any religious ceremony;

Obstructions in                           5.13      Not to place or leave or suffer or permit to be placed or left by any
Passages                                  contractor employee invitee or licensee of the Tenant any boxes furniture articles or rubbish in the entrance or any of the staircases passages or landings of the Building used in common with other tenants or the Landlord or otherwise encumber the same;

Parking &                                 5.14      Not to park any vehicle in or obstruct or otherwise use or permit any
Loading                                   vehicle to be parked in or be obstructed or otherwise used by any employee agent or licensee of the Tenant any of those areas of the Building allocated to parking or for the movement of or access for vehicles or designated as loading/unloading areas other than in accordance with the Building Rules and the
                                          Carpark Rules made from time to time by the Manager under the Head Lease and the
                                          Regulations made from time to time by the Landlord;

Deliveries and                            5.15      Not without the prior written consent of the Landlord to take delivery to
use of Passenger                          the Premises of furniture or other large objects during Normal Business Hours as
Lifts                                     hereinafter defined (except by the service lifts in the Building) and not to cause or


                                           suffer or permit passenger lifts to be used for delivery purposes at any time or load or permit or suffer to be loaded into any service lift or passenger lift in the Building a weight greater than such lift is designed or permitted to carry;

Preparation of                             5.16     Not to cook or prepare or permit or suffer to be cooked or prepared any
food and                                   food (except for small quantities that may be for consumption or testing by the
prevention of                              Tenant's employees or customers Provided that the Tenant shall first apply for
odours                                     appropriate licences for such purposes from the relevant government authorities as may be required by law) or prepared food in microwave oven or permit any offensive or unusual odours to be produced upon or emanate from the Premises;

Not to Misuse                              5.17     Not to use or permit or suffer to be used any lavatory facilities whether
Lavatories                                 shared with other tenants or occupiers of the Building or reserved exclusively for the use of the Tenant for any purpose other than that for which they are intended and not to throw or permit or suffer to be thrown into any W.C. pan, urinal, basin sink or other lavatory fitting any foreign or deleterious substance of any kind and to pay to the Landlord on demand the cost of any breakage, blockage or damage resulting from a breach of this provision;

Animals, pets                              5.18     Not to keep or permit or suffer to be kept any animals or pets inside the
and                                        Premises and to take all such steps and precautions to the reasonable
infestation                                satisfaction of the Landlord as shall be necessary to prevent the Premises or any part thereof from becoming infested by termites rats mice roaches or any other pests or vermin and for the better observance hereof the Landlord may require the Tenant to employ at the Tenant's cost such pest extermination contractors as the Landlord may approve (which approval shall not be unreasonably withheld or delayed);


No Touting                                 5.19     Not to tout or solicit or procure or permit any touting or soliciting for business or the distribution of any pamphlets notices or advertising matter outside the Premises or anywhere within the Building by any of the Tenant's servants agents licensees or permitted sub-tenants;


Breach of                                  5.20     Not to commit any breach of the negative covenant or provisions of the
Government Lease                           Government Lease or Conditions under which the Development is held from the
or Conditions or                           Government or of the Head Lease or of the Deed of Mutual Covenant (if any) or
Deed of Mutual                             any Sub-Deed of Mutual Covenants affecting the Building and/or the Development
Covenants                                  and to indemnify the Landlord against the consequences of any such breach;


Breach of                                  5.21     Not to cause suffer or permit to be done any act or thing whereby the
Insurance Policy                           policy or policies of insurance on the Premises against damage by fire or liability to third parties for the time being subsisting may become void or voidable or whereby the rate of premium or premia thereon may be increased and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premia thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or rendered necessary by such breach;


Alienation                                 5.22     Subject to the clause 2 of the Fourth Schedule, the Tenant shall not assign underlet or otherwise part with the possession of the Premises or any part thereof in any way whether by way of subletting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the Premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer subletting sharing assignment or parting with the possession of the Premises (whether for monetary consideration or not) this
                                           Agreement shall absolutely determine and the Tenant shall forthwith vacate the
                                           Premises on notice to that effect from the Landlord.

                                           The Tenancy shall be personal to the Tenant named in
                                           the First Schedule to this Agreement and without in
                                           any way limiting the generality of the foregoing the
                                           following acts and events shall unless approved in
                                           writing by the Landlord be deemed to be breaches of
                                           this Clause:-


                                           (a)      In the case of a tenant which is a partnership
                                                    the taking in of one or more new partners whether on
                                                    the death or retirement of an existing partner or
                                                    otherwise;


                                           (b)      In the case of a tenant who is an individual
                                                    (including a sole surviving partner of a partnership
                                                    tenant) the death insanity or disability of that
                                                    individual to the intent that no right to use possess
                                                    occupy or enjoy the Premises or any part thereof
                                                    shall vest in the executors administrators personal
                                                    representatives next of kin trustee or committee of
                                                    any such individual;


                                           (c)      In the case of a tenant which is a corporation
                                                    any voluntary liquidation thereof (but not if the
                                                    liquidation is for amalgamation or reconstruction of
                                                    a solvent company);

                                           (d)      The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the Premises or any part thereof or does in fact use possess occupy or enjoy the same;

                                           PROVIDED that the sharing of the Premises or any part(s) thereof as Licensee(s)
                                           only with any one or more company or companies which is/are and remain(s) at all times a Related Company of the Tenant (as hereinafter defined) shall not be a breach of this clause provided that the Tenant provides full particulars beforehand to the Landlord of such sharing and of the Related Company of the
                                           Tenant concerned and provided that such sharing of occupation is terminated forthwith in the event that such company ceases to be a Related Company of the
                                           Tenant as so defined.

Advertising of                             5.23     Not to erect upon the Premises, the Building or any part thereof any sign
Premises                                   or display advertising the Premises or any part thereof as being available for letting or sub-letting or issue any pamphlet publicity or advertisement in any form whatsoever with regard to any proposed letting or sub-letting of the Premises.

Not to commit                              5.24     Not to do omit suffer or permit in relation to the Premises anything in
breach of Head                             contravention of any of the lessee's covenants and other provisions in the Head
Lease                                      Lease contained or any act or thing which would or might cause the Landlord to be in breach of the Head Lease.





                                                    SECTION VI
                                                    ----------
                                                    EXCLUSIONS

                                           6.01     IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED that the Landlord shall not in any circumstances (other than those arising from its own gross negligence or wilful default or that of its servants contractors agents or licensees) be liable to the Tenant or any other person whomsoever:-

Lifts, Air-                                (a)      In respect of any loss of profit or of business or loss of life or loss,
conditioning,                                       injury or damage to person or property or for any disruption or inconvenience
Utilities                                           caused to or suffered or sustained by the Tenant or any other person caused by or through or in any way owing to or arising out of or connected with any defect in or breakdown or suspension



                                                    of service of the lifts air-conditioning system, electric power or water supplies, or any other building service provided in or serving the Building, or

Fire and                                   (b)      In respect of any loss of profit or of business or loss of life or loss
overflow                                            injury or damage to person or property or for any disruption or inconvenience
of water                                            caused to or suffered or sustained by the Tenant or any other person caused by or through or in any way owing to or arising out of or connected with any escape of fumes smoke fire or any other substance or thing or the overflow of water from anywhere within the Building or any part of the Development or in any way attributable to fire storm tempest flood Act of God or other inevitable accident, or

Security                                   (c)      For the security or safekeeping of the Premises or any contents therein and in particular but without prejudice to the generality of the foregoing the provision by the Landlord or the Manager of watchmen and caretakers shall not create any obligation on the part of the Landlord or the Manager as to the security of the Premises or any contents therein and the responsibility for the safety of the Premises and the contents thereof shall at all times rest with the Tenant.




                                                    SECTION VII
                                                    -----------
                                                 SUSPENSION OF RENT



Suspension of                              7.01     If the Premises or the Building or any part thereof shall at any time
Rent in case of                            during the Term be destroyed or damaged or become inaccessible owing to fire
fire etc.                                  water storm typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord or the Tenant so as to render the Premises or any part thereof unfit for commercial use or inaccessible and the policy or policies of insurance for such risk effected by the Landlord shall not have been vitiated or payment of the policy moneys refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the continuance of this tenancy the Premises shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Premises or any part thereof then the rent and other charges hereby reserved or a fair proportion thereof according to the nature and extent of the damage

                   sustained or order made shall be suspended, rent and other charges paid in advance in respect of the current month being refunded, until the Premises shall again be rendered accessible and fit for commercial use PROVIDED THAT in circumstances when the whole or substantially the whole of the Premises have been rendered inaccessible or unfit for commercial use and should the Premises not have been reinstated in the meantime either the Landlord or the Tenant may at any time after two months from the occurrence of such damage or destruction or order give to the other of them notice in writing to determine this Agreement and thereupon the same and everything herein contained shall cease and be void as from the date of the occurrence of such destruction or damage or order or of the Premises or any part thereof becoming inaccessible or unfit for commercial use save for the refund of the rental deposit payable under clause 9.01 hereof to the Tenant by the Landlord but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements stipulations terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the suspension.

                                 SECTION VIII
                                 ------------

                                    DEFAULT


                   8. It is hereby expressly agreed and declared as follows:-

Default 8.01 If the rent and/or the Air-Conditioning Charges or Management Charges or any other moneys payable hereunder or any part thereof shall be in arrear for fifteen (15) days after the same shall have become payable (whether formally demanded or not) or if there shall be any breach or non-performance of any of the stipulations conditions or agreements herein contained and on the part of the Tenant to be observed or performed and the Tenant shall fail to remedy within 14 days of receipt of a written notice calling upon the Tenant to observe and perform or if the Tenant shall stop or suspend payment of its debts or be unable to or admit inability to pay its debts as they fall due or enter into any scheme of arrangement with its creditors or have an encumbrancer take possession of any of its assets or have a receiving order made against it or in such circumstances as aforesaid fail to satisfy any judgement that may be given in any action against it after final appeal or go into liquidation (save for the purposes of amalgamation or reconstruction) or if the Tenant shall suffer execution to be levied upon the Premises (except upon such part thereof which has been sublet with the Landlord's consent) or otherwise on the Tenant's goods or if in such circumstances as aforesaid the Tenant shall suspend or cease or threaten to suspend or cease to carry out its business or should any event occur or proceeding be taken with respect to the Tenant in any jurisdiction to which the tenant is subject which has an effect equivalent or similar to any of the events or circumstances described above then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on and upon the Premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any right of action or non-observance or non-performance by the Tenant of any of the terms of this Agreement. A written notice served by the Landlord on the Tenant in manner hereinafter provided to the effect that the Landlord thereby exercises the power of determination and/or re-entry hereinbefore contained shall be a full and sufficient exercise of such power without physical entry on the part of the Landlord notwithstanding any statutory or common law provision to the contrary. All reasonable costs and expenses incurred by the Landlord in demanding payment of the rent and other charges payable hereunder (if the Landlord elects to demand) and in exercising its rights and/or remedies or in attempting to do so shall be paid by the Tenant and shall be recoverable from the Tenant as a debt;

Interest 8.02 Notwithstanding anything herein contained in the event of default in payment of rent or other monies payable by the Tenant hereunder (whether formally demanded or not) the Tenant shall pay to the Landlord on demand daily interest on all such sums outstanding at the prime lending rate of the Hongkong and Shanghai Banking Corporation Limited from time to time calculated from the date on which the same shall be due for payment (in accordance with the provisions contained in that behalf herein) until the date of payment provided that the demand and/or receipt by the Landlord of interest pursuant to this Clause shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy hereof (including but without prejudice to the generality of the foregoing the right of re-entry) exercisable under the terms of this Agreement;

Acceptance of      8.03 The acceptance or payment of any rent by the Landlord or
Rent               the Tenant (as the case may be) shall not be deemed to
                   operate as a waiver by the Landlord or the Tenant of any right to proceed against the other in respect of any breach non-observance or non-performance by that party of any of the agreements stipulations terms and conditions herein contained and on the part of that party to be observed and performed;

Acts of            8.04 For the purpose of these presents any act default
Employees          neglect or omission of any guest visitor servant contractor
Invitees and       employee agent invitee or licensee of the Tenant shall be
Licensees          deemed to be the act default neglect or omission of the
                   Tenant and any act default neglect or omission of any guest visitor servant contractor employee agent invitee or licensee of the Landlord shall be deemed to be the act default neglect or omission of the Landlord;

Distraint          8.05 For the purposes of Part III of the Landlord and Tenant
                   (Consolidation) Ordinance (Chapter 7) and of these presents, the rent payable in respect of the Premises shall be and be deemed to be in arrear if not paid in advance at the times and in the manner hereinbefore provided for payment thereof.



                                  SECTION IX
                                  ----------
                                    DEPOSIT

Deposit 9.01 The Tenant shall on the signing hereof deposit with the Landlord in cash the sum or sums specified in paragraph (1) of Part IV of the Second Schedule to secure the due observance and performance by the Tenant of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed which deposit shall be held by the Landlord throughout the currency of this Agreement free of any interest to the Tenant with the right for the Landlord (without prejudice to any other right or remedy hereunder) to deduct therefrom the amount of any rent rates and other charges payable hereunder and any costs expenses loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any of the agreements, stipulations, obligations or conditions. In the event of any deduction being made by the Landlord from the deposit in accordance herewith during the currency of this Agreement the Tenant shall forthwith on demand by the Landlord make a further deposit equal to the amount so deducted and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter upon the Premises and to determine this Agreement as hereinbefore provided.

Increase in        9.02  The amount of the cash deposit in Clause
Deposit            9.01 shall be increased, following each and any increase in
                   Air-Conditioning Charges and/or Management Charges, so that the total amount of the deposit shall be for a sum equal to
                   (i) three months' rent at the rent payable after the review in question; (ii) three months' Air-Conditioning Charges at the rate at that time payable by the Tenant hereunder and
                   (iii) three months' Management charges at the rate at that time payable by the Tenant hereunder.

Repayment of       9.03 Subject as aforesaid the deposit and any further
Deposit            deposits paid shall be refunded to the Tenant by the Landlord without interest within fourteen days after the expiration or sooner determination of this Agreement and delivery of vacant possession to the Landlord and after settlement of the last outstanding claim by the Landlord against the Tenant for any arrears of rent rates and other charges and for any breach non-observance or non-performance of any of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed or performed whichever shall be the later.


                                   SECTION X
                                   ---------
                                  REGULATIONS

Introduction of    10.01 The Landlord shall be entitled from time to time and by
Regulations        notice in writing to the Tenant to make introduce and
                   subsequently amend adopt or abolish if necessary such Regulations as it may reasonably consider necessary for the proper operation and maintenance of the Building provided the Landlord shall provide a copy of such Regulation to the Tenant at the Landlord's expense.

Conflict 10.02 Such Regulations shall be supplementary to the terms and conditions contained in this Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between such Regulations and the terms and conditions of this Agreement the terms and conditions of this Agreement shall prevail.



                                   SECTION XI
                                   ----------
                        INTERPRETATION AND MISCELLANEOUS

Marginal Notes,    11.01 The Marginal Notes, Headings and Index are intended for
Headings and       guidance only and do not form a part of this Agreement nor
Index              shall any of the provisions of this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

Definitions        11.02 In this Agreement the following expressions whenever used shall (save where the context otherwise requires) have the following meanings :-

                   "the Building" means that part of the two commercial/office
                    ------------
                   towers constructed as part of the Development known as Hongkong Telecom Tower of which particulars are contained in
                   Part II of the First

                   Schedule hereto;


                   "the Development" means the development comprising two
                    ---------------
                   office/commercial towers with car-parking and other facilities erected on some part or parts of the piece or parcel of land at Taikoo Place, Quarry Bay, Hong Kong know and registered at the Land Registry as SECTION S AND THE REMAINING PORTION OF QUARRY BAY MARINE LOT NO. 1 comprising both the tower block now known as "Dorset House" and the Building and the podium on which the same are constructed;


                   "the Manager" means the Manager from time to time of the
                    -----------
                   Development appointed pursuant to the provisions of the Head Lease.


                   "Normal Business Hours" means the hours other than on Sundays
                    ---------------------
                   and Public Holidays, between 8.00 a.m. and 7.00 p.m. on each Monday to Friday and between 8.00 a.m. and 2.00 p.m. on each Saturday which is not a Public Holiday;


                   "Related Company" means the Tenant's subsidiary company(ies)
                    ---------------
                   and any other entity:

                   (a) not less than 10% of whose voting shares or securities;
                       or

                   (b) not less than 10% of the composition of whose
                       board of directors; or

                   (c not less than 10% of whose issued share capital or ownership interest are now or hereafter owned or controlled directly or indirectly by iAsiaWorks (HK) Limited.

Gender 11.03 In this Agreement unless the context otherwise requires words importing the singular number shall include the plural number and vice versa and words importing a gender shall include every gender and references to persons corporate or unincorporate.

Lettable Floor     11.04 For the purposes of special Conditions 1, 2 and 3 of
Area               the Fourth Schedule hereto, the lettable floor area of the
                   Premises therein shall be deemed to be as follows:-


                                        Premises     Lettable Floor Area
                                        --------     -------------------
                                        27th Floor   14,441 square feet

Name of Building   11.05 The Landlord reserves the right to name the Building with any such name or style as it in its sole discretion may determine and at any time and from time to time to change, alter, substitute or abandon any such name without thereby becoming liable to compensate the Tenant for any loss expense or inconvenience caused to the Tenant as a consequence thereof provided that the Landlord shall give the Tenant and the Postal and other relevant Government

                   Authorities not less than three months' notice of its intention so to do.

Alterations to     11.06 The Landlord reserves the right from time to time to
the Building       improve extend or add to or reduce the Building or in any
                   manner whatsoever to alter or deal with the Building (other than the Premises) provided that the Landlord shall exercise its rights in this respect in a manner that is reasonable in all the circumstances.

Condonation not    11.07 No condoning, excusing or overlooking by the Landlord
a waiver           of any default, breach or non-observance or non-performance by the Tenant at any time or times of any of the agreements stipulations terms and conditions herein contained shall operate as a waiver of the any party's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of that party hereunder in respect of any such continuing or subsequent default or breach and no waiver by that party shall be inferred from or implied by anything done or omitted by that party, unless expressed in writing and signed by that party.
                   Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and shall in no way be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly so provided.

Letting Notices    11.08 During the three months immediately before the
and Entry          expiration or sooner determination of the Term the Landlord shall be at liberty to affix and maintain without interference or disturbance to the business of the Tenant upon any external part of the Premises a notice stating that the Premises are to be let and such other information in connection therewith as the Landlord shall reasonably require.

Service of         11.09 Any notice required to be served on the Tenant shall be
Notices            sufficiently served if delivered or despatched by registered post to or left at the Premises. Any notice required to be served on the Landlord shall be sufficiently served if delivered or despatched by registered post to its registered office from time to time. A notice sent by registered post shall be deemed to be given at the time and date of posting.

Stamp Duty and     11.10 Each of the parties hereto shall bear its own legal
Costs              costs in relation to the preparation approval and execution of this Agreement. The stamp duty hereon and Land Registry fees (if any) shall be borne by the Landlord and the Tenant in equal shares.

Deed of Mutual     11.11 The Tenant shall not do anything in contravention of
Covenant           any of the negative covenants terms and provisions in any
                   Deed of Mutual Covenant and Management Agreement now or at any future time in force relating to the Building so far as they relate to the Premises and shall indemnify the Landlord against the breach non-observance or non-performance of this Clause provided however that such documents shall not contain any covenants or conditions expressed to be binding upon the owner or occupier or any Tenant of any portion of the Building which shall be incompatible with or place any unreasonable restriction upon the proper use of the Premises by the Tenant for the purposes of its legitimate business as described in the Third Schedule and shall not derogate from any of the rights and privileges granted to the Tenant by virtue of the provisions of this Agreement.

No Key Money       11.12 The Tenant hereby expressly declares that for the grant of the Term no key money or premium or construction money or other consideration otherwise than the rent and other payments herein expressly reserved and expressed to be payable has been paid or will be payable to the Landlord or to any person whomsoever.

Entire Agreement   11.13 This Agreement sets out the full agreement between the parties. No warranties or representatives express or implied of any kind other than those set out herein (if any) are or have been made or given by the Landlord or by anybody on his behalf and if any such warranties or representations express or implied have been made, the same are withdrawn or deemed to have been withdrawn immediately before the execution of this Agreement.

Landlord's         11.14 The Landlord warrants to the Tenant that the Landlord
warranty           has the full and unrestricted right to let the Premises to the tenant on the aforesaid terms and all consents and permissions required for the grant of this Agreement by the Landlord has been obtained by the Landlord. The Landlord must keep the Tenant fully indemnified for any loss or damage they may suffer by reason of the breach of such warranty.


                                  SECTION XII
                                  -----------
                              SPECIAL CONDITIONS

Special            12. The parties hereto further agree that they shall
Conditions         respectively be bound by and entitled to the benefit of the
                   Special conditions set forth in Schedule 4.

                   IN WITNESS whereof the parties have caused this document to be executed the day and year first above written.

                           [FLOOR PLAN APPEARS HERE]

                     THE FIRST SCHEDULE ABOVE REFERRED TO
                     ------------------------------------



                                    PART I
                                    ------

LANDLORD                   :  MONANCE LIMITED

REGISTERED OFFICE          :  39th Floor, Hongkong Telecom Tower, Taikoo Place,
                              979 King's Road, Quarry Bay, Hong Kong

TENANT                     :  IASIAWORKS (HK) LIMITED

PLACE OF                   :  HONG KONG
INCORPORATION

REGISTERED OFFICE/         :  31st Floor, Shell Tower, Times Square, Causeway
PRINCIPAL PLACE               Bay, Hong Kong
OF BUSINESS


                                    PART II
                                    -------

THE BUILDING               :  The multi-storeyed commercial/office building
                              erected as part of the Development erected on Section S and The Remaining Portion of Quarry Bay
                              Marine Lot No. 1 and known as:

                              HONGKONG TELECOM TOWER.
                              Taikoo Place,
                              979 King's Road,
                              Quarry Bay,
                              Hong Kong.

                        : All Those 27th Floor of the Building which for the purposes of identification only are shown and coloured Pink on the 27th Floor Plan hereto annexed.


                                   PART III
                                   --------

TERM                    :  A term of three (3) years commencing on the 15/th/
                           day of March 2000 and expiring on the 14/th/ day of March 2003 (both days inclusive).


                                    PART IV
                                    -------


RENT FREE PERIOD        :  Notwithstanding anything to the contrary herein, a
                           rent free period of seven (7) months in the following manner shall be given:

                                First three (3) months in year 1, i.e. 15.3.2000
                           to 14.6.2000, First two (2) months in year 2, i.e.
                           15.3.2001 to 14.5.2001 and First two (2) months in year 3, i.e. 15.3.2002 to 14.5.2002, during which rent free period the Tenant

                           (a) shall not be required to pay rent or, subject to sub-clause (c) below, Air-Conditioning Charges;

                           (b) but shall be obliged to pay rates and Management Charges and other outgoings payable by the Tenant in manner hereinafter mentioned; and

                           (c) in the event of air-conditioning being supplied to any part of the Premises at the request of the Tenant during the rent-free period, the Tenant shall pay Air-Conditioning Charges at the rate set out in Part II of the Second Schedule hereto for the airconditioning supply during Normal Business Hours, and at the rate mentioned in Section IV, Clause 4.06(b) hereof for any supply outside Normal Business Hours.

                     THE SECOND SCHEDULE ABOVE REFERRED TO
                     -------------------------------------

                                    PART I
                                    ------

                                     RENT
                                     ----

The rent shall be Hong Kong Dollars THREE HUNDRED AND THREE THOUSAND TWO HUNDRED AND SIXTY-ONE Only (HK$303,261.00) per calendar month.

                                    PART II
                                    -------

                    PARTICULARS OF AIR-CONDITIONING CHARGES
                    ---------------------------------------

The Air-Conditioning Charge that will be payable with effect from the commencement of the Term for air-conditioning supplied to the Premises during Normal Business Hours will be HK$50,543.50 per month (subject to review).

                                   PART III
                                   --------

                              MANAGEMENT CHARGES
                              ------------------

The Management Charge that will be payable with effect from the commencement of the Term as a due proportion of the cost to the Landlord of providing the management services to the Common Areas and services of the Development will be HK$33,214.30 per month (subject to review).

                                    PART IV
                                    -------

                                    DEPOSIT
                                    -------

The amount of the deposit that shall be paid to the Landlord in cash on the signing hereof in accordance with Clause 9.01 of Section IX shall be in the sum HK$1,161,056.40.

                     THE THIRD SCHEDULE ABOVE REFERRED TO
                     ------------------------------------

                                     USER
                                     ----

The Tenant will use the Premises for commercial offices for the purposes of the business of the Tenant and/or its Related Companies only and for no other purpose whatsoever.

                     THE FOURTH SCHEDULE ABOVE REFERRED TO
                     -------------------------------------

                              SPECIAL CONDITIONS

      HANDING OVER OF POSSESSION
      --------------------------

1.1 Vacant possession of the Premises shall be given by the Landlord to the Tenant on the date of commencement of the Term.

1.2 Possession of the Premises shall be handed over by the Landlord to the Tenant in the "as is" condition with the following fixtures and fittings.

(a) Fully fitted suspended ceilings light boxes, air conditioning grills, diffusers, ducting, sprinkler system, grid and tiles.

(b) A raised floor system incorporating floor tiles and the underfloor power grid.

(c) The voice/data cable, subject to the Tenant and Landlord agreeing a fair purchase price. If no agreement can be reached, the voice/data cable shall be left in situ at no cost to the Tenant.

(d) All pantries in an "as is" condition with the exception of the moveable fittings.

(e)   Blinds around the windows.

1.3   From the date of possession of the Premises handed over to the

      Tenant until the date of commencement of the Term the Premises shall be deemed to be held by the Tenant as the Landlord's licensee free of payment of rent but subject to payment by the Tenant during such period of all rates, Air-Conditioning Charges and Management Charges which would be payable in respect of the Premises during the Term, and to the observance and performance by the Tenant of the same terms and conditions of this Agreement which the Tenant would be obliged to observe and perform during the Term.

2.    TENANT'S RIGHT OF SUB-LETTING
      -----------------------------

      Notwithstanding the provisions of Clause 5.22 of this Agreement, the Tenant may (subject to obtaining the prior written consent of the Head Landlord and the Landlord such consent not to be unreasonably withheld) sublet the Premises to any third party Provided that:

(a) if the Tenant shall be desirous of sub-letting any portion of the Premises it shall notify the Landlord in writing of its intention so to do and shall provide to the Landlord particulars of:-

      (i)   the name and address of the proposed sub-tenant,
      (ii) the portion of the Premises proposed to be sub-let ("the Sub-Let Portion) accompanied by a plan showing the position and dimensions thereof,
      (iii) the business proposed to be carried on by the proposed sub-tenant at the Sub-Let Portion;
      (iv)  the term of the proposed sub-letting,
      (v) the proposed rent and other charges to be paid by the proposed sub-tenant PROVIDED THAT the rent payable by the sub-tenant shall not be less than the then current market rental and shall in any event not be less than the PSF Tenant's Rental as defined in sub-clause (d)(ii) hereof;

(b) no sub-tenancy shall be granted for a period which would extend beyond the expiry date of the Term;

(c) the lettable floor area of the Sub-Let Portion, when aggregated with the lettable floor area of all portions of the Premises in respect of which there shall be a subsisting sub-tenancy granted pursuant to this Special Condition 2, shall not exceed 5,776 square feet in the aggregate;

(d) if the Tenant shall derive a profit from the sub-letting of the Sub-Let Portion, the Tenant shall be required to share such profit with the Landlord in accordance with the following formula:-
      (i) the rent per square foot of the lettable floor area of the Sub-Let Portion derived by the Tenant from the sub-letting ("the PSF Sub-Letting Rental") shall be reasonably determined by the Landlord;
      (ii) the rent per square foot of the lettable floor area of the Premises payable by the Tenant under this Agreement ("the PSF Tenant's Rental") shall be reasonably determined by the Landlord;
      (iii) if the PSF Sub-Letting Rental exceeds the PSF Tenant's Rental, the Tenant will in respect of each square foot of the lettable floor area of the Sub-Let Portion share the excess equally with the Landlord;

       (iv) payment of the proportion of the PSF Sub-Letting Rental to which the Landlord is entitled under this sub-clause shall be made to the Landlord within 7 days from the date the relevant sub-letting rental is received by the Tenant;

       (v) Air-Conditioning Charges and Management Charges shall not be taken into account for the purposes of this Clause and the Tenant will pass on all Air-Conditioning Charges and Management Charges and rates to its sub-tenant(s) at cost;

(e) prior to entering into any sub-letting permitted hereunder, the Tenant shall procure that the sub-tenant enter into:

       (i) direct covenants with the Head Landlord to perform and observe all the lessee's covenants and the other provisions of the Head Lease insofar as they relate to the Sub-Let Portion;

       (ii) direct covenants with the Landlord to perform and observe all the covenants and conditions herein contained and on the Tenant's part to be performed and observed, insofar as they relate to the Sub-Let Portion;

(f) any sub-letting permitted hereunder shall be on terms and conditions in every respect compatible with and contain covenants and restraints on the part of the sub-tenant no less onerous than those imposed upon the Tenant in this Agreement and the sub-tenant shall have no further right of sub-letting whatsoever;

(g) The PSF Sub-Letting Rental exceeds the PSF Tenant's Rental, then all legal costs, stamp duty, registration fee and agency fee reasonably incurred by the Landlord and/or the Tenant in connection with any sub-letting permitted hereunder shall be shared equally between the Landlord and the Tenant and shall be paid out of the Sub-Letting Rental received by the Tenant before any sharing is made pursuant to Special Condition 2(d)(iii) hereof;

(h) if the PSF Sub-Letting Rental is less than the PSF Tenant's Rental, the Tenant shall upon production of the relevant receipt(s) reimburse to the Landlord all reasonable legal costs incurred by the Landlord in respect of the approval of the sub-tenancy agreement;

(i) the Tenant shall not erect upon the Premises or the Building or any part thereof any sign or other display advertising the availability of the Premises or any part thereof for letting or sub-letting or issue any pamphlet, publicity or advertisement in any form whatsoever with regard to any proposed letting or subletting without the prior written consent of the Landlord which may be withheld or granted subject to conditions at the entire discretion of the Landlord;

(j) the Tenant shall upon the reasonable request of the Landlord use its best endeavours to enforce the terms and conditions of the sub-tenancy on the part of the sub-tenant to be observed and performed.

MONANCE LIMITED (the Landlord)                  )
                                                )
In the presence of:                             )
                                                )
                                                )



SIGNED by JoAnn Patrick-Ezzell,                 )
                                                )     For and on behalf of
its Director                                    )     iAsiaWorks (H.K.) Limited
                                                )
for & on behalf of IASIAWORKS (HK) LIMITED      )     /s/ JoAnn Patrick-Ezzell
                                                      ------------------------
                                                )     Authorized Signature
(the Tenant)                                    )
                                                )
in the presence of:                             )

  /s/  illegible
       HR DIRECTOR



RECEIVED the day and year first above written   )
                                                )
the sum of HONG-KONG DOLLARS ONE MILLION ONE    )   HK$1,161,056.40
                                                )   ===============
HUNDRED AND SIXTY ONE THOUSAND AND FIFTY SIX    )
                                                )
AND FORTY CENTS ONLY being the Deposit payable  )
                                                )
by the Tenant hereunder on signing hereof in    )
                                                )
accordance with Section IX Clause 9.01 hereof   )
                                                )
and Part IV of the Second Schedule hereto.      )

                           [FLOOR PLAN APPEARS HERE]